                                                                 Exhibit 10.6.2


                                      LEASE


THIS LEASE AGREEMENT (the "Lease") is made this 1st day of July, 1998, by and between CARLSON PARK ASSOCIATES, a New York general partnership, having an office at: 100 Carlson Road, Rochester, NY 14610 (hereinafter called "Landlord"), and GORDON S. BLACK CORPORATION, a New York corporation, having a notice address at: 135 Corporate Woods, Rochester, NY 14623 (hereinafter called "Tenant").

                                   WITNESSETH

                          ARTICLE 1. DEMISED PREMISES.

Landlord hereby leases to Tenant, and the Tenant hereby rents from the Landlord that area on the plan attached hereto as Exhibit "A" (hereinafter sometimes called the "Demised Premises" or the "Premises"), in building section 10-A-1 (hereinafter collectively referred to as the "Building") situated at 70 Carlson Road, Carlson Park, Rochester, New York (all such real estate of Landlord hereinafter referred to as the "Land"), together with the non-exclusive right to the parking areas shown on Exhibit "B".

The Demised Premises consist of a space, containing approximately 13,780 square feet ("Floor Area"). The purpose of Exhibit "A" is to show the approximate location of the Demised Premises.

                                ARTICLE 2. TERM.

To have and to hold the Demised Premises for a term of ten (10) years, to commence on Substantial Completion of the Work (as hereafter defined) (the "Commencement Date"). Tenant shall have the right, provided no Event of Default then exists or occurs prior to the termination date, to terminate the Lease at any time beginning six (6) years from the Commencement Date by providing no less than six (6) months' written notice and a certified check or cashier's check in the amount shown on Exhibit "C" attached hereto consistent with the date notice is given. If Tenant fails to provide such payment with notice or an Event of Default then exists or thereafter occurs, Tenant shall not have the right to terminate the Lease until one (1) year following the notice then sent.

                             ARTICLE 3. MINIMUM RENT

Tenant shall pay to Landlord as a minimum guaranteed rent ("Minimum Rent") for each year of the lease term the amounts shown on Exhibit "D" attached hereto payable in monthly installments as shown on Exhibit "D" attached hereto. All such payments shall be made in advance on or before the first day of each calendar month during the term of this Lease, without demand or setoff, the first installment to be paid on or before the Commencement Date of the term. If the Commencement Date is not the first day of a month, Tenant shall pay a pro rata portion of the Minimum Rent for the first and last month of the Lease term, based upon the number of days in such month, and assuming 30 as the total days in the month.

                                ARTICLE 4. TAXES.

Beginning with the Commencement Date, and continuing during the balance of the term, Landlord shall pay prior to delinquency all real estate taxes and assessments or any payment in lieu thereof (PILOT Payments), both general and special, imposed by any federal, state or local governmental authority or any other taxing authority having jurisdiction over the building for the Demised Premises (collectively "Real Estate Taxes").

Beginning with the Commencement Date and continuing during the balance of the term, Tenant shall pay Landlord within fifteen (15) days of receipt of an invoice of its Proportionate Share (as hereafter defined) of any and all of the Real Estate Taxes, together with any and all expenses incurred by Landlord in negotiating, appealing or contesting such taxes and assessments (collectively "Costs"), which Costs shall not exceed Tenant's Proportionate Share of tax savings from any such negotiation, appeal or contest. Tenant's Proportionate Share shall be a fraction, the numerator of which is the Floor Area of the Demised Premises, and the denominator of which shall be the floor area of all buildings included in all of the tax parcels which encompass the Demised Premises, however, in computing Proportionate Share for Articles 15 and 18, the denominator shall be the floor area of all buildings on the Land.

                                 ARTICLE 5. USE.

Tenant agrees that the Demised Premises shall be occupied by Tenant and by no other person or entity without Landlord's written consent, which consent shall not be unreasonably withheld, and shall be used only for general office use, including, but not limited to, a telephone call center with market research, and for no other use or purpose.

                         ARTICLE 6. CONDUCT OF BUSINESS.

Tenant will maintain the Demised Premises at its own expense, in a clean, orderly and sanitary condition and free of insects, rodents, vermin and other pests; will not permit accumulations of garbage, trash, rubbish and other refuse, but will remove the same at its expense; will not burn any trash or garbage whatsoever; will cause all such garbage, trash or rubbish to be removed; will comply with all laws and ordinances and all valid rules and regulations of governmental authorities, including, but not limited to, all recommendations of the municipal and state agency or agencies regulating environmental and health controls ("SEPA"), the Environmental Protection Agency ("EPA") and the Fire Insurance Ratings Organization ("FIRO"), now or hereafter enacted, promulgated or adopted, or any successor entities, with respect to the use or occupancy of the Demised Premises by Tenant.

                           ARTICLE 7. NON-DISRUPTION.

Tenant shall take no action which would create or contribute to any work stoppage, strike, picketing, labor disruption or dispute, or which would interfere, in any way, with the business of Landlord or any other tenants of Landlord or with the rights and privileges of any invitees, licensees, employees or any other persons lawfully in and upon the Land, or which would cause any impairment or reduction of the good will and reputation of the Building or the Land.

                    ARTICLE 8. DELIVERY OF DEMISED PREMISES.

Tenant has inspected the Demised Premises prior to the execution of this Lease and accepts the Demised Premises in its present condition, "AS IS" except Landlord will perform the work (the "Work") described in Exhibit "F" attached hereto and prepared by Stu Chait, Architect. Substantial Completion of the Work shall be deemed to have occurred when the Work shall have been performed to permit the use of the Demised Premises by Tenant for its intended purposes but shall not require completion of punch list items that shall be established by Landlord and Tenant upon notice from Landlord that substantially all of the Work has been completed. Upon completion of the Work, Tenant shall reimburse Landlord for the cost within fifteen (15) days of invoice. Landlord shall have no obligation to perform any other work in or on the Demised Premises except as provided in Articles 15, 19 and 20.

Notwithstanding the foregoing, Landlord represents to Tenant that (i) the Demised Premises are free and clear of all tenancies except for the use in common with other tenants and their permittees of the restrooms, hallways, parking areas and other common areas; (ii) the Demised Premises will be clean, orderly and in a sanitary condition at the Commencement Date, free of insects, rodents, vermin and other pests, garbage, trash, rubbish and other refuse and, to Landlord's actual knowledge, in compliance with all applicable municipal, state and federal governmental rules, laws and regulations regarding its condition, and use and maintenance by Landlord; (iii) to Landlord's actual knowledge, the Leased Premises contains no hazardous materials which are in violation of any applicable environmental laws, rules or regulations; (iv) no portion of the Demised Premises is affected by any special assessments, whether or not constituting a lien thereon; (v) the Demised Premises has access to and from public highways or rights-of-way which are adequate for the passage of motor vehicles and Landlord has no actual knowledge of any pending or threatened termination of such access.

                                ARTICLE 9. SIGNS.

Landlord agrees that Tenant may affix the sign on the interior of the Building and a canopy, each as shown on Exhibit "E" attached hereto. All other signs shall be approved by Landlord, such approval not to be unreasonably withheld.

                  ARTICLE 10. PROPERTY IN THE DEMISED PREMISES.

All leasehold or building improvements or additions, such as light fixtures and heating and air-conditioning equipment and all construction work whether done by Tenant and/or Landlord shall, when installed or completed, attach to the Building and become and remain the property of the Landlord. All other fixtures, personal property (including telephone systems, telephone lines and facsimile systems) and signs shall remain the property of the Tenant subject at all times to the Landlord's claim for rent and other sums which may become due to the Landlord under this Lease. Tenant further agrees that all personal property of every kind or description which may at any time be in the Demised Premises shall be at the Tenant's sole risk, or at the risk of those claiming under the Tenant. Landlord shall not be responsible or liable to Tenant for any loss or damage that may be occasioned by the acts or omissions of persons occupying any space in the Building adjacent to or adjoining Tenant's Demised Premises, or any part thereof. Except for the negligence or willful misconduct of Landlord, its agents, employees or contractors, Landlord shall not be responsible or liable to Tenant for any loss or damage resulting to Tenant or its property or its business from roof leaks, water, gas, steam, fire, or the bursting, stoppage or leaking water and/or sewer pipes, or from the heating or plumbing fixtures, or from electric wires, or from gas or odors, or caused in any manner whatsoever.

                           ARTICLE 11. TRADE FIXTURES.

Tenant may, at the expiration of the term, remove all the Tenant's trade fixtures (including personal property such as telephone systems, telephone lines and facsimile systems) which can be removed without substantial damage to, or undue defacement of the Demised Premises, and that any and all damage to the Demised Premises or to Landlord's Building (resulting from or caused by such removal) shall be promptly repaired at Tenant's expense.

                            ARTICLE 12. ALTERATIONS.

Tenant covenants not to make any additional structural improvements, alterations, improvements, modifications or changes of or upon any part of the Demised Premises including, but not limited to, floor, wall and ceiling finishes and changes to mechanical or electrical equipment, except by prior written consent of Landlord, such consent not to be unreasonably withheld. All alterations to the Premises shall be made in accordance with all the requirements of applicable laws, ordinances and regulations and shall remain for the benefit of the Landlord unless otherwise provided in the said written consent; and, the Tenant further agrees, in the event of making such alterations as herein provided, to indemnify and save harmless the Landlord from all expense, liens, claims or damages to either persons or property or the Demised Premises, arising out of or resulting from the undertaking or making of said alterations.

                               ARTICLE 13. LIENS.

No work which Landlord permits Tenant to do nor which Tenant is obligated to perform pursuant to this Lease, whether in the nature of erection, construction, alteration or repair, shall be deemed to be for the immediate use and benefit of Landlord so that no mechanic's or other lien or encumbrance or charge shall be allowed against the right, interest or estate of Landlord by reason of any consent given by Landlord to Tenant to improve the Demised Premises. Tenant shall pay promptly all persons furnishing labor or materials with respect to any work performed by Tenant or its contractor on or about the Demised Premises.

In the event any lien is made or filed as the result of any work done by or on behalf of Tenant, Tenant shall cause the same to be discharged by deposit, bonding, payment or otherwise satisfactory to Landlord within thirty (30) days after written request by Landlord. If Tenant shall fail to cause such lien to be discharged within the period aforesaid, then, in addition to any other right or remedy which Landlord may have, Landlord may, but shall not be obligated to, discharge said lien either by paying the amount claimed to be due or by procuring the discharge of such lien by deposit or by bonding proceeding. Any amount so paid by Landlord and all costs and expenses incurred by Landlord in connection therewith, together with interest thereon from the respective dates of Landlord's making of the payment and incurring of the cost and expense, shall constitute additional rent payable by Tenant under this Lease and shall be paid by Tenant to Landlord on demand. The aforesaid interest shall be at the higher rate of fifteen (15%) percent per annum or two percent above the prime interest rate per annum announced from time to time by Chase Lincoln, at its office in Rochester, New York, such rate to change automatically from time to time, effective as of the effective date of each change in said prime rate. Nothing herein contained shall be construed as a consent on the part of Landlord to subject the estate of Landlord to liability under the mechanics' lien law, it being expressly understood that Landlord's estate shall not be subject to such liability. Nothing contained in or contemplated by this Lease shall be deemed or construed in any way as constituting the consent or request of Landlord, by inference or otherwise, for the performance of any work or service or the furnishing of any materials for which any lien could be filed against the Demised Premises or the Building or any part thereof, nor as giving Tenant any right, power or authority to contract for or permit the performance of any work or services or the furnishing of any materials for which any lien could be filed against the Demised Premises or the Building or any part thereof

                             ARTICLE 14. UTILITIES.

Commencing on the Commencement Date, Tenant shall pay for all utility services rendered or furnished to the Demised Premises including heat, gas, water, electricity, sprinkler charges assessed by any governmental authority, fire line charges, sewer rental, sewage treatment facilities charges and all other similar charges, together with all taxes levied or other charges on such utilities and governmental charges based on utility consumption for the Demised Premises. Said utility services shall be provided by separate meter, which meter shall be paid for by Landlord. In no event shall Landlord be liable to Tenant for any damages, costs, expenses, liability or obligations which may be incurred resulting from the quality, quantity, failure or interruption of such services to the Demised Premises.

                            ARTICLE 15. MAINTENANCE.

Landlord covenants and agrees to keep and maintain, repair and replace as necessary, (except as hereinafter set forth), the parking areas, driveways and entrance roads leading to the Demised Premises (including using diligent efforts to remove snow), lighting of the same, landscaping, grounds maintenance (the "CAM") and the roof and other exterior portions of the Building, the structural parts of the Building and the plumbing, sewage and utility lines for the Building and the Demised Premises, including the mechanical and electrical equipment and systems, lighting fixtures and bulbs; except, however, that Landlord shall not be responsible for damage caused by any act or negligence of Tenant, its employees, agents, invitees, licensees or contractors. Landlord covenants that the heating, ventilating and air conditioning system shall be fully operational at the Commencement Date and shall comply with the plans and specifications to be attached hereto, Landlord shall assign all warranties to Tenant.

Beginning with the Commencement Date and continuing during the balance of the term, Tenant shall pay its Proportionate Share of any and all costs and expenses incurred by Landlord of protecting, operating, repairing, lighting, cleaning, painting, removing snow, ice and debris for the Building and the Land, police protection, security and security patrol, fire protection, regulating traffic, inspecting, repairing and maintaining of machinery and equipment used in the operation of the Building and the Land, the cost and expense of maintaining and repairing any sprinkler system in the Building, the cost and expense of installing, maintaining and repairing any burglar or fire alarm systems in the Building, the cost and expense of landscaping and shrubbery, expenses of utilities for the Building and the Land, but excluding any items of capital replacements or repairs of structural components of the Building (collectively the "Maintenance Expense").

Landlord shall furnish Tenant a statement in reasonable detail of the actual Maintenance Expense paid during the prior period and Tenant's annual Proportionate Share of Maintenance Expense for such period shall be paid within thirty (30) days of the date of the statement. Tenant reserves the right to audit the books and records of Landlord to verify the accuracy of the statement. If the audit evidences any inaccuracies which are acknowledged by Landlord as being accurate, there shall be an adjustment between Landlord and Tenant, with payment to or repayment by Landlord, as the case may require.

Tenant shall, at its own cost and expense, enter into a regularly scheduled janitorial service to clean the Demised Premises, shall repair the heating, ventilating and air conditioning system servicing the Demised Premises and shall enter into a regularly (no less than quarterly) scheduled maintenance contract for the same. The service contractor shall be approved in writing by Landlord, such approval not to be unreasonably withheld. Tenant shall not be responsible to replace any of the heating, ventilating and air conditioning systems provided Tenant has entered into and enforced such maintenance contract.

                   ARTICLE 16. SURRENDER OF DEMISED PREMISES.

Tenant covenants and agrees to vacate, remove from and deliver up and surrender the possession of the Demised Premises to Landlord upon the expiration of the term, without any specific notice to vacate, and upon any earlier termination of this Lease, as herein provided, in as good condition and repair as the same shall be after completion of all improvements by Tenant following delivery of the Demised Premises at the Commencement Date, or which may have been put by the Tenant during the continuance thereof, ordinary wear and tear, and damage by fire or the elements alone excepted. Nothing herein shall be construed as relieving the Tenant of any of its maintenance obligations provided for in this Lease.

Tenant covenants and agrees not to assign this Lease or to sublet the whole or any part of the Demised Premises, or to permit any other persons to occupy same without the prior written consent of the Landlord, which consent shall not be unreasonably withheld. Any assignment or subletting, even with the consent of Landlord, shall not relieve Tenant from liability for payment of rent or other sums herein provided or for the obligation to keep and be bound by the terms, conditions and covenants of this Lease. The acceptance of rent from any other person shall not be deemed to be a waiver of any of the provisions of this Lease or to be a consent to the assignment of this Lease or subletting of the Demised Premises.

Any consent by Landlord to an assignment or sublease by Tenant, shall apply only to the specific transaction thereby authorized and shall not relieve Tenant from the requirement of obtaining prior written consent of Landlord to any further assignment or sublease.

An assignment for the benefit of creditors or by operation of law shall not be effective to transfer any rights to assignee without the prior written consent of Landlord.

If Tenant, as an assignee of this Lease, is a partnership and if at any time during the term hereof or any extension or renewal thereof, the person or persons who, at the time of the execution of this Lease, owns or own the controlling interest or the general partner's interest, as the case may be, ceases to own the controlling interest or the general partners' interest upon such cessation of ownership, Tenant shall promptly notify Landlord in writing of such change, and Landlord may terminate this Lease at any time after such change in control by giving Tenant ninety (90) days prior written notice of such termination.

Landlord may withhold its consent to a subletting or assignment of the Lease for any of the following reasons, and the withholding of consent shall be deemed to be reasonable:

         (a) the proposed assignee or subtenant desires to use the Premises for a use other than that which is permitted herein and the proposed use:

                  (1) conflicts or is incompatible with other uses in the Building; or

                  (2) would adversely affect the reputation of the Building or the other business located therein.

         (b) Tenant is in default of any of the terms, covenants or provisions of this Lease;

         (c) Landlord has had or Landlord is aware of others who have had previous unsatisfactory experience with the proposed subtenant or assignee.

         A. Tenant covenants and agrees to provide to Landlord on or before the Commencement Date and to keep in force during the entire term of this Lease: (1) comprehensive general liability insurance for the mutual benefit of Landlord and Tenant relating to the Demised Premises and its appurtenances in an amount of not less than Two Million Dollars ($2,000,000.00) in respect of personal injury or death and of not less than One Million Dollars ($1,000,000.00) in respect of property damage, which insurance shall name Landlord as an additional insured; and (2) fire and extended coverage, vandalism, malicious mischief and special extended coverage insurance in an amount adequate to cover the cost of replacement of all leasehold or building improvements in the Demised Premises which were originally constructed or provided by or on behalf of Tenant as well as the replacement cost of all fixtures, equipment, decorations, contents and personal property therein. Tenant agrees to deliver to Landlord at least fifteen
(15) days prior to the time such insurance is first required to be carried by Tenant, and thereafter at least fifteen (15) days prior to the expiration of any such policy, a certificate of insurance of all policies procured by Tenant in compliance with its obligations hereunder.

         B. All of the aforesaid insurance shall be written by one (1) or more responsible insurance companies reasonably satisfactory to Landlord; all such insurance may be carried under a blanket policy covering the Demised Premises and any other of Tenant's businesses; and shall contain endorsements that: (1) the insurer shall endeavor to provide thirty (30) days' written notice to Landlord or its designee if such insurance is to be canceled or amended by registered mail; and (2) Tenant shall be solely responsible for payment of premiums for such insurance. In the event Tenant fails to furnish such insurance, the Landlord may, after ten (10) days' written notice to Tenant, obtain such insurance and the premiums shall be paid by Tenant to the Landlord upon demand.

         C. The minimum limits of the comprehensive general liability policy of insurance shall in no way limit or diminish Tenant's liability under Subsection D hereof

         D. Tenant will indemnify, protect, save harmless, and defend Landlord from and against any and all claims and demands in connection with any accident, injury or damage whatsoever caused to any person or property arising directly or indirectly out of Tenant's initial construction, alteration, renovation, remodeling and/or fixturing of the Demised Premises (whether or not occurring prior to the Commencement Date hereof), or out of the business conducted in the Demised Premises or occurring in, on or about the Demised Premises or any part thereof, or arising directly or indirectly from any act or omission of Tenant or any of its contractors, subcontractors or concessionaires or subtenants or their respective licensees, servants, agents, employees, contractors or subcontractors (collectively "Agents"), and from and against any and all costs, expenses and liability incurred in connection with any such claim or proceeding brought thereon, except as a result of the sole negligence of Landlord. The comprehensive general liability coverage maintained by Tenant pursuant to Subsection A above shall specifically insure the contractual obligations of Tenant as set forth herein.

         B. If at any time and from time to time, as a result of or in connection with any failure by Tenant to comply with all laws, rules, regulations or ordinances, or any act of omission or commission by Tenant or its Agents, or as a result of or in connection with the use of which the Demised Premises are part (notwithstanding that such use may be for the purposes hereinbefore permitted or that such use may have been consented to by Landlord), the fire insurance rate(s) or other types of insurance maintained by Landlord applicable to the Demised Premises or the Building or to any other premises in said Building, or to any adjacent property owned or controlled by Landlord, or an affiliate of Landlord, and/or to the contents in any or all of the aforesaid properties (including rent insurance relating thereto) shall be higher than that which would be applicable for the least hazardous type of occupancy legally permitted therein, Tenant agrees that it will pay to Landlord, on demand, such portion of the premiums for all such insurance policies in force with respect to the aforesaid properties (including rent insurance relating thereto) and the contents of any occupant thereof as shall be attributable to such higher rate(s). If Tenant installs any electrical equipment that overloads the lines in the Demised Premises or the Building, Tenant shall, at its own cost and expense promptly make whatever changes are necessary to remedy such condition and to comply with all requirements of the Landlord, the SEPA, EPA and the FIRO and their successors and any similar body and any governmental authority having jurisdiction thereof. For the purpose of this paragraph, any finding or schedule of the SEPA, EPA or FIRO having jurisdiction thereof shall be deemed to be conclusive. In the event that this Lease so permits and Tenant engages in the preparation of food or packaged foods or engages in the use, sale or storage of inflammable or combustible material; Tenant shall install chemical extinguishing devices (such as ansul) approved by the FIRO and shall keep such devices under service as required by such organization. If gas is used in the Demised Premises, Tenant shall install gas cutoff devices (manual and automatic).

         F. Each insurance policy carried by Landlord or Tenant and insuring all or any part of the Building, the Demised Premises, including improvements, alterations and changes in and to the Demised Premises made by either of them and Tenant's trade fixtures and contents therein, shall be written in a manner to provide that the insurance company waives all right of recovery by way of subrogation against Landlord or Tenant, as the case may be, in connection with any loss or damage to the Demised Premises, property or businesses, Building and contents caused by any of the perils covered by fire and extended coverage, and business interruption insurance, or any other insurance required hereunder or for which either party may be reimbursed as a result of insurance coverage affecting any loss suffered by it. Neither Landlord nor Tenant shall be liable to the other for any such loss or damage, provided, however, that the foregoing waivers of liability given by Landlord and Tenant to each other shall apply only to the extent of any recovery made by the parties hereto under any policy of insurance now or hereafter issued.

         G. Landlord agrees to maintain: (1) comprehensive general liability insurance relating to the Building and its common areas on an occurrence basis in the minimum amount of Two Million Dollars ($2,000,000.00); (2) fire and extended coverage, vandalism, malicious mischief and special extended coverage insurance to the extent of the replacement value of the structure of the Building excluding improvements made by or on behalf of Tenant.

         H. Beginning with the Commencement Date, and continuing during the balance of the term, Tenant shall pay its Proportionate Share of any and all costs and expenses relating to the insurance maintained or agreed to be maintained by Landlord for the Building and the Land and all improvements surrounding the Building, together with any and all expenses incurred by Landlord in negotiation, appealing or contesting such premiums, costs and expenses (collectively the "Insurance Expense").

Landlord shall estimate Tenant's annual Proportionate Share of such Insurance Expense and one-twelfth (1/12) of the amount so estimated shall be paid by Tenant on the first (1st) day of each calendar month in advance commencing on the Commencement Date. Within ninety (90) days after the end of each calendar year, Landlord shall furnish Tenant a statement in reasonable detail of the actual Insurance Expense paid during the prior year and thereupon there shall be an adjustment between Landlord and Tenant with payment to or repayment by Landlord, as the case may require, to the end that Landlord shall receive the entire amount of Tenant's annual Proportionate Share of Insurance Expense for such period. Any repayment that may be due by Landlord to Tenant may, at Landlord's option, be credited on Tenant's next succeeding payment or payments pursuant to this Article 18. If Tenant's Proportionate Share of Insurance Expense is greater than the amount paid by Tenant during the prior year, Tenant shall pay the Landlord the difference between the amount paid by Tenant and the amount actually due within thirty (30) days after receipt of Landlord's statement.

                       ARTICLE 19. FIRE OR OTHER CASUALTY.

         A. In the event all or part of the Demised Premises shall be damaged or destroyed by fire or other casualty insured under the standard fire and casualty insurance policy with approved standard extended coverage endorsement applicable to the Demised Premises, Landlord shall, except as otherwise provided herein, commence to repair and/or rebuild the same and diligently pursue completion within one hundred eight (180) days from the commencement of construction, subject to FORCE MAJEURE. If Substantial Completion is not achieved within such one hundred eighty (180) day period, Tenant may terminate this Lease upon notice to Landlord any time prior to Substantial Completion. Landlord's obligation hereunder shall be limited to the Building and improvements originally provided by Landlord at the Commencement Date of the term of this Lease. Landlord shall not be obligated to repair, rebuild or replace any property belonging to Tenant or any improvements to the Demised Premises furnished by Tenant. If there should be any interference with the operation of Tenant's business in the Demised Premises as a result of such damage or destruction, the Minimum Rent shall abate in proportion to the amount of Floor Area of Demised Premises damaged divided by the Floor Area of the Demised Premises until such repairs are completed as are reasonably necessary for Tenant to recommence its business. Unless this Lease is terminated by Landlord, Tenant shall, at its cost and expense, repair and restore the Demised Premises in a manner and to at least a condition equal to that existing prior to such damage or destruction, except for the Building and improvements to be reconstructed by Landlord as above set forth, and the proceeds of all insurance carried by Tenant on the property and improvements as well as fixtures and contents in the Demised Premises shall be held in trust by Tenant for such purposes. Tenant agrees to commence such work promptly after the receipt of notice by Landlord that it has elected to repair and/or rebuild the Demised Premises, and Tenant shall diligently pursue such work to its completion. Notwithstanding the foregoing, Tenant and Landlord agree to reasonably coordinate all such work.

         B. Notwithstanding anything to the contrary contained in the preceding Subsection A or elsewhere in this Lease, Landlord at its option may terminate this Lease on thirty (30) days notice to Tenant, given within ninety (90) days after the occurrence of any damage or destruction if (1) the Demised Premises be damaged or destroyed as a result of a risk which is not entirely covered by Landlord's insurance, if any, or (2) the Demised Premises be damaged and the cost to repair the same shall be more than twenty-five percent (25%) of the cost of replacement thereof, or (3) the Demised Premises be damaged during the last three (3) years of the term, or (4) the Building shall be damaged to the extent of twenty-five percent (25%) or more of the then monetary value thereof (whether the Demised Premises be damaged or not), or (5) any or all of the Building is damaged (whether or not the Demised Premises are damaged) to such an extent that the Building cannot be operated as an integral unit.

         C. Except to the extent specifically provided for in this Lease, none of the rentals payable by Tenant, nor any of Tenant's other obligations under any provisions of this Lease, shall be affected by any damage to or destruction of the Premises by any cause whatsoever, and Tenant hereby specifically waives any and all additional rights it might otherwise have under any law or statute.

                           ARTICLE 20. EMINENT DOMAIN.

         A.       Demised Premises.

         (1) If the whole of the Demised Premises shall be taken by any public or quasi-public authority under the power of eminent domain, condemnation or expropriation or in the event of a conveyance in lieu thereof, then this Lease shall terminate on the date when Tenant is required to yield possession thereof

         (2) If less than twenty-five (25%) percent of the Demised Premises shall be so taken or conveyed, then this Lease shall terminate only as to the part taken or conveyed as of the date

Tenant is required to yield possession thereof, provided that Landlord shall have the right to provide alternate space within the Building to increase the balance of the Floor Area of the Demised Premises to the Floor Area described in
Article 1.

         (3) If more than twenty-five (25%) percent of the Demised Premises shall be so taken or conveyed and such partial taking or conveyance shall render that portion not so taken or conveyed unsuitable for the purpose for which the Demised Premises were leased, and Landlord is unable or elects not to provide alternate space within or in close proximity to the Building to increase the balance of the Floor Area of the Demised Premises to the Floor Area described in
Article 1, then Landlord and Tenant shall each have the right to terminate this Lease by written notice given to the other within sixty (60) days of the date Tenant is required to surrender possession of the part so taken or conveyed.

         (4) If any part of the Demised Premises is so taken or conveyed, and the Lease is not terminated as set forth above, then (a) this Lease shall continue in full force and effect, except that the Minimum Rent and other rent (including reimbursements under Articles 4. 15 and 18) payable to Landlord shall be reduced in the same proportion that the Floor Area of the Demised Premises so taken or conveyed (after deducting all additional floor area provided by Landlord) bears to the original Floor Area, such reductions commencing as of the date that Tenant is required to surrender possession of the part taken or conveyed; and (b) Landlord shall upon receipt of the award in condemnation or the consideration for a conveyance made in lieu of condemnation diligently make all necessary repairs or alterations to restore that portion of the Demised Premises remaining as near to its former condition as the circumstances will permit, and to the Building to the extent necessary to constitute the portion of the Building not taken as a complete architectural unit; provided, however, that Landlord in any event shall not be required to spend for such repair and alteration work an amount in excess of the amount received by Landlord as damages for the taking of such part of the Demised Premises exclusive of the portion of such damages attributable to the then current market value of the land taken or condemned and after deducting the cost of collecting such damages, and Tenant, at Tenant's expense, shall, to the extent of any recovery therefor, make all necessary repairs and alterations to, and restoration of, Tenant's fixtures, floor covering, furniture, equipment, signs and contents.

         (5) If more than twenty (20%) percent of the floor area of the Building shall be taken or conveyed as aforesaid, notwithstanding the fact that the Demised Premises is not so taken or conveyed and notwithstanding anything to the contrary set forth above, Landlord shall have the right, at its option, to be exercised by notice in writing to terminate this Lease effective, at its option, either upon the date title vests in the condemning authority, or upon the date Landlord is required to deliver possession of the part taken or conveyed.

         (6) As used in this Article, the amount received by Landlord, as compensation for any such taking or consideration for any such conveyance shall mean that portion of the award in condemnation or consideration for such conveyance received by Landlord from such condemning authority which is free and clear of all prior claims or collections by the holders of any mortgages or other security interest.

         (7) As used in this Article, "Demised Premises" and "portion of Demised Premises" shall not include fixtures, floor covering, furniture, equipment, signs and contents of Tenant, but this shall not limit Tenant's obligation above.

         B.       Waiver of Right to Compensation.

In the event of a taking under the power of eminent domain of the Demised Premises or any other portion of the Building, whether whole or partial, all compensation awarded for such taking of the fee and leasehold estate, or consideration paid for a conveyance in lieu of condemnation, as damages or otherwise, shall belong to and be the property of Landlord, except that Tenant shall be entitled to recover from the condemning authority, but not from Landlord, such amounts as may be separately awarded to Tenant for removal expenses, leasehold improvements, fixtures and moving expenses, provided no such claim shall diminish or adversely affect Landlord's award. TENANT MAY ALSO RECOVER FROM LANDLORD ANY AWARD TO LANDLORD FOR LEASEHOLD IMPROVEMENTS INSTALLED BY TENANT. Tenant hereby assigns to Landlord all right, title and interest of Tenant in and to any award made for leasehold damages and/or diminution in the value of Tenant's leasehold estate.

                    ARTICLE 21. SUBORDINATION, ATTORNMENT AND
                              MORTGAGEE'S APPROVAL

The Landlord reserves the right and privilege to subject and subordinate this Lease at all times to the lien of any mortgage or mortgages now or hereafter placed upon the Landlord's interest in the said Demised Premises and on the Land and Buildings or upon any buildings hereafter placed upon the Land of which the Demised Premises are a part (the holder of any such mortgage hereinafter referred to as mortgagee), and to any and all advances to be made under such mortgages, and all renewals, modifications, extensions, consolidations and replacements thereof, provided however that such mortgagee enters into a non-disturbance agreement with Tenant in form customarily used by Landlord and mortgagee for Landlord's tenants.

Tenant covenants and agrees to execute and deliver upon demand, such further instrument or instruments subordinating this Lease to the lien of any such mortgage or mortgages as shall be desired by the Landlord and any mortgagees or proposed mortgagees, and hereby irrevocably appoints Landlord the attorney-in-fact of Tenant to execute and deliver such instrument or instruments for and in the name of Tenant in the event Tenant shall fail to execute such instrument or instruments within ten (10) days after written notice.

Provided such purchaser or mortgagee agrees in writing to recognize Tenant's rights under this Lease, Tenant shall, in the event of the sale or assignment of Landlord's interest in the Building, or in the event of any proceedings brought for the foreclosure of, attorn to and recognize such purchaser or mortgagee as landlord under this Lease, and in any such events, Landlord named herein shall not thereafter be liable for any obligations, terms or conditions of this Lease.

If any mortgagee shall have given prior written notice to Tenant that it is a holder of a mortgage as described in the first paragraph of this Article and such notice includes the address to which notices to such mortgagee are to be sent, then Tenant agrees to give to such mortgagee notice simultaneously with any notice given to Landlord to correct any default of Landlord and agrees that the mortgagee shall have the right, within thirty (30) days after receipt of said notice, to correct or remedy such default before Tenant may take any action under this Lease by reason of such default.

Landlord agrees to use diligent efforts to obtain a non-disturbance agreement from Landlord's lender prior to the Commencement Date.

                        ARTICLE 22. ESTOPPEL CERTIFICATE

At any time, and from time to time, upon the written request of Landlord or any mortgagee, Tenant, within ten (10) days of the date of such written request, agrees to execute and deliver to Landlord and/or such mortgagee, without charge and in a form reasonably satisfactory to Landlord and/or such mortgagee, a written statement: (a) ratifying this Lease; (b) confirming the Commencement Date and expiration date of the term of this Lease; (c) certifying that Tenant is in occupancy of the Demised Premises, and that this Lease is in full force and effect and has not been modified, assigned, supplemented or amended, except by such writings as shall be stated; (d) certifying that all conditions and agreements under this Lease to be satisfied and performed have been satisfied and performed, except as shall be stated; (e) certifying that Landlord is not in default under this Lease and there are no defenses or offsets against the enforcement of this Lease by Landlord, or stating the, defaults and/or defenses claimed by Tenant; (f) reciting the amount of advance rental, if any, paid by Tenant and the date to which rental has been paid, (g) reciting the amount of security deposited with Landlord, if any; and (h) any other information which Landlord or the mortgagee shall reasonably require. If Landlord requires more than one statement per each calendar year, Landlord shall reimburse Tenant for its out-of-pocket expenses for each statement following the first one in such year.

                              ARTICLE 23. DEFAULT.

All rights and remedies of Landlord herein enumerated shall be cumulative, and none shall exclude any other rights or remedies allowed by law or in equity. The occurrence of any of the following shall constitute a default and breach of this Lease by Tenant:

         A. If Tenant shall fail, neglect or refuse to pay any installment of fixed Minimum Rent at the time and in the amount as herein provided, or to pay any other monies agreed by it to be paid promptly when and as the same shall become due and payable under the terms hereof and if any such default should continue for a period of more than ten (10) days after written notice, provided that no notice shall be required following the second default in any particular calendar year and only a ten (10) day grace period shall be applicable; or if

         B. Tenant shall abandon or vacate the Demised Premises or shall fail, neglect or refuse to keep and perform any of the other covenants, conditions, stipulations or agreements herein contained, and in the event any such default shall continue for a period of more than thirty (30) days after notice thereof is given in writing to Tenant by Landlord or such longer period of time not to exceed one hundred twenty (120) days following notice if such cure cannot reasonably be cured within such thirty (30) days period, Tenant commences to cure such matter within the thirty (30) day period and continues to diligently cure such matter.

In the event of any such default or breach of this Lease by Tenant, Landlord shall have any of the rights provided by law or in equity and any or all of the remedies hereinafter set forth, and further, in the event of such default or breach of this Lease by Tenant, the Tenant does hereby authorize and fully empower Landlord or Landlord's agent to immediately cancel or terminate this Lease and reenter and remove all persons and their property, and such property may be stored in a public warehouse or elsewhere at the cost of the Tenant, all without service of notice or resort to legal process and without being deemed guilty of any manner of trespass and without prejudice to any remedies which might otherwise be used by Landlord.

Any payment required to be made by Tenant under the provisions of this Lease not made by Tenant when and as due shall thereupon be deemed to be due at the rate of twelve percent (12%) per annum and payable by Tenant to Landlord on demand with interest thereon from the date when the particular amount became due to the date of payment thereof to Landlord.

The Landlord may, however, at its option, at any time after such default or violation of condition or covenant, reenter and take possession of the Premises and remove said property without such reentry working a forfeiture of the rents and other charges, sums and reimbursements to be paid and the covenants, agreements and conditions to be kept and performed by Tenant for the full term of this Lease. In such event, Landlord shall have the right, but not the obligation, to divide or subdivide the Demised Premises in any manner Landlord may determine and to lease or let the same or portions thereof for such periods of time and at such rentals and for such use and upon such covenants and conditions as Landlord may elect, applying the net rentals from such letting first to the payment of Landlord's expenses incurred in dispossessing Tenant and the cost and expense of making such improvements, alterations and repairs in the Demised Premises as may be necessary in order to enable Landlord to relet the same, and to the payment of any brokerage commissions or other expenses of Landlord in connection with such reletting. The balance, if any, shall be applied by Landlord from time to time on account of the payments due or payable by Tenant hereunder with the right reserved to Landlord to bring such action or proceedings for the recovery of any deficits remaining unpaid as Landlord may deem favorable from time to time without obligation to await the end of the term hereof for the final determination of Tenant's obligations upon a default.

                            ARTICLE 24. HOLDING OVER.

In the event Tenant remains in possession of all or any part of the Demised Premises after the expiration of the term of this Lease, Tenant shall be deemed to be occupying the Demised Premises as a tenant from month to month at a monthly rental equal to 1.50 multiplied by the sum of (i) the monthly installment of Minimum Rent payable during the last month of the term, and (ii) one-twelfth (1/12) of all items of additional rent or other charges payable or paid during the last Lease year.

                     ARTICLE 25. ACCESS TO DEMISED PREMISES.

Tenant further agrees to permit the Landlord or the Landlord's agents to inspect or examine the Demised Premises at any reasonable time without notice, and to permit the Landlord to make such repairs or improvements to the Building that the Landlord is obligated to make under this Lease, and Landlord shall not be liable to Tenant for any damage, loss, costs or expenses resulting from such repairs or alterations unless due to the gross negligence or willful misconduct of Landlord.

Tenant further agrees that on and after one year next preceding the expiration of the term of this Lease the Landlord or its agents shall have the right to show the Demised Premises to potential tenants after notice to Tenant and accompanied by a representative of Tenant, and to place notices offering the Premises "For Rent" on any part of the Demised Premises or on the land adjacent thereto.

                           ARTICLE 26. QUIET ENJOYMENT

Landlord covenants and agrees that if the Tenant shall perform all of the covenants and agreements herein stipulated to be performed on the Tenant's part, the Tenant shall, at all times during said term, have the peaceable and quiet enjoyment and possession of the Demised Premises without any manner of hindrance from the Landlord or any persons lawfully claiming through the Landlord.

Landlord shall comply with all laws, rules and regulations affecting the Demised Premises but shall not be responsible for costs or expenses relating to the repair or maintenance obligations of Tenant.

                               ARTICLE 27. WAIVER

No waiver of any covenant or condition or of the breach of any covenant or condition of this Lease shall be taken to constitute a waiver of any subsequent breach of such covenant or condition, nor to justify or authorize the nonobservance on any other occasion of the same or any other covenant or condition hereof; nor shall the acceptance by the Landlord of rent or other payments at any time when the Tenant is in default under any covenant or condition hereof be construed as a waiver of such default or of the Landlord's right to terminate this Lease on account of such default; nor shall any waiver or indulgence granted by the Landlord to the Tenant be taken as an estoppel against the Landlord, it being expressly understood that if at any time the Tenant shall be in default in any of its covenants or conditions hereunder, an acceptance by the Landlord of rental or other payments during the continuance of such default or the failure on the part of the Landlord promptly to avail itself of such other rights or remedies as the Landlord may have, shall not be construed as a waiver of such default, but the Landlord may at any time thereafter, if such default continues, terminate this Lease on account of such default in the manner provided for in this Lease.

                      ARTICLE 28. ACCORD AND SATISFACTION.

Any payments by Tenant or receipt by Landlord of a lesser amount than the monthly Minimum Rent and all other charges herein provided may be applied in any manner desired by Landlord notwithstanding any denotation made by Tenant, and no endorsement or statement on any check or any letter accompanying any check or payment shall prejudice Landlord's right to recover the balance of such rent or pursue any other remedy provided in this Lease.

                        ARTICLE 29. NOTICES AND PAYMENTS.

Any bill, statement, notice, communication or payment which Landlord or Tenant may desire or be required to give to the other party shall be in writing and shall be sent to the other party by overnight courier, registered or certified mail or hand delivered to the address specified in the opening paragraph of this Lease or to such other address as either party shall have designated to the other by like notice, and the time of the rendition of such shall be deemed when same is deposited in a depository for such overnight courier or in an official United States Post Office, charges and postage prepaid or received by hand delivery.

All payments required under this Lease are to be paid in legal tender and lawful money of the United States or the equivalent, at Landlord's above specified address.

                      ARTICLE 30. RELATIONSHIP OF PARTIES.

Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent or of partnership or of joint venture or of any association whatsoever between Landlord and Tenant, it being expressly understood and agreed that neither the computation of rent nor any other provisions contained in this Lease nor any act or acts of the parties hereto shall be deemed to create any relationship between Landlord and Tenant other than the relationship of landlord and tenant.

                      ARTICLE 31. LIMITATION OF LIABILITY.

Neither the Landlord nor any successor in interest that may be an individual, legal entity, joint venture, tenancy in common, firm or partnership, general or limited, nor any partners, officers, directors or members of Landlord, or such successor in interest, shall be subject to any personal liability in respect to any of the covenants or conditions of this Lease. The Tenant shall look solely to the equity of the Landlord in the Building and the rents, issues and profits derived therefrom for the satisfaction of the remedies of the Tenant in the event of a breach by the Landlord. It is mutually agreed that this clause is and shall be considered an integral part of the aforesaid Lease, and such exculpation is absolute.

                           ARTICLE 32. TENANT DEFINED.

The word "Tenant" shall be deemed and taken to mean each and every person or party mentioned as the Tenant herein, be the same one or more; and, if there shall be more than one Tenant, any notice required or permitted by the terms of this Lease may be given by or to any one thereof, and shall have the same force and effect as if given by or to all thereof. The use of the neuter singular pronoun to refer to Tenant shall be deemed a proper reference even though Tenant may be an individual, a partnership, a corporation, or a group of two or more of any of the same. The necessary grammatical changes required to make the provisions of this Lease apply in the plural sense where there is more than one Tenant and to either corporations, partnership, or individuals, males or females, shall in all instances be assumed as though in each case fully expressed.

                    ARTICLE 33. CAPTIONS AND SECTION NUMBERS.

The captions, section numbers and article numbers appearing in this Lease are inserted only as a matter of convenience and in no way define, limit or describe the scope or intent of such sections of this Lease nor in any way affect this Lease.

The Tenant, for itself and for all persons claiming through or under it, hereby expressly waives any and all rights which are or may be conferred upon the Tenant by any present or future law to redeem the Demised Premises, or to any new trial in any action of ejectment under any provision of law, after reentry thereupon, or upon any part thereof, by the Landlord, or after any warrant to dispossess or judgment in ejectment. If the Landlord shall acquire possession of the Demised Premises by summary proceedings, or in any other lawful manner without judicial proceedings, it shall be deemed a reentry within the meaning of that word as used in this Lease. The Tenant and the Landlord both waive a trial by jury and the right to a change of venue from the court where any action may be filed by Landlord on any or all issues arising in any action or proceeding between the parties hereto or their successors, under or connected with this Lease, or any of its provisions.

                               ARTICLE 35. BROKER.

Tenant covenants, warrants and represents that there was no broker instrumental in consummating this Lease and that no conversations or prior negotiations were had with any other broker concerning the renting of the Demised Premises. Tenant agrees to hold Landlord harmless against any claims for brokerage commission arising out of any conversations or negotiations between Tenant and any broker.

                 ARTICLE 36. INTERPRETATION OF LEASE PROVISIONS.

This Lease shall be governed by and construed in accordance with the applicable laws of the state of New York. If any term, covenant or condition of this Lease is capable of two constructions, one of which would render the provision void and the other of which would render the provision valid, then the provision shall have the meaning which shall render it valid. If any term or provision of this Lease, or the application thereof to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Lease or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforceable to the fullest extent permitted by law.

                               ARTICLE 37. OPTION.

The submission of this Lease to Tenant does not constitute a reservation of or option for the Demised Premises, nor does it constitute an offer by Landlord to the Tenant. This Lease shall become effective as a lease only upon execution and delivery thereof by Landlord and Tenant.

                          ARTICLE 38. NON-RECORDATION.

Neither Tenant nor Landlord shall record this Lease, or a Memorandum of this Lease, without the prior written consent of the other party to this Lease.

                         ARTICLE 39. PROVISIONS BINDING.

Except as herein otherwise expressly provided, the provisions hereof shall be binding upon and shall inure to the benefit of the heirs, executors, administrators, successors and permitted assigns, respectively, of the Landlord and the Tenant. Each term and each provision of this Lease to be performed by the Tenant shall be construed to be both a covenant and a condition. Any covenants contained in this Lease that contemplate performance after the term of this Lease shall survive the term. The reference contained to successors and assigns of Tenant is not intended to constitute a consent to assignment by Tenant but has reference only to those instances in which Landlord may have given written consent to a particular assignment.

                          ARTICLE 40. ENTIRE AGREEMENT.

This Lease and the Exhibits, if any, attached hereto and forming a part hereof, set forth all the covenants, promises, agreements, conditions and understandings between Landlord and Tenant concerning the Demised Premises and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between them other than are herein set forth. Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by them.

                           ARTICLE 41. ENVIRONMENTAL.

The Tenant covenants, represents and warrants to the Landlord, which covenants, representations and warranties shall survive the Term:

         (1) The Tenant shall, at its sole cost and expense, comply and cause all Agents and any other persons occupying or present on the Demised Premises to comply with all federal, state and local environmental laws, rules, regulations, ordinances and orders concerning or relating to the use, generation, handling or disposal of "Hazardous Materials" as hereinafter defined, (collectively the "Applicable Environmental Laws") and shall not cause or permit any Hazardous Materials to be brought upon, kept or used in, on, under or about, the Demised Premises. Tenant shall not allow any Hazardous Materials to emanate from, or originate at, the Demised Premises. Without limiting the foregoing, if the presence of any Hazardous Materials brought upon, kept or used on the Demised Premises results in any contamination of any property or persons, the Tenant shall promptly take all actions at its sole cost and expense as are necessary or requested by Landlord or any governmental or quasi-governmental authority having jurisdiction therefor to comply with all Applicable Environmental Laws, including removal of any Hazardous Materials;

         (2) The Tenant shall immediately notify the Landlord of the Tenant's receipt of any oral or written report, citation, notice or other communication or writing regarding the Demised Premises (and deliver a copy thereof to the Landlord) by, to, or from any governmental or quasi- governmental authority empowered to regulate or oversee any of the foregoing activities or in any way related to or connected with Hazardous Materials;

         (3) The Tenant acknowledges and agrees that in the event (a) any Hazardous Materials brought upon, kept or used in, on, under or about the Demised Premises by Tenant or its Agents are caused to be removed from the Demised Premises or the Building, the EPA number or other governmental number assigned to the Hazardous Materials so removed shall not be in the name of the Landlord or any of Landlord's lenders, and the Tenant shall assume all of the potential and actual liability of Landlord and Landlord's mortgagees for such removed Hazardous Materials and (b) any action, including, without limitation, removal, is required to comply with Applicable Environmental Laws, the Tenant shall notify the Landlord in writing at least 30 days prior to the taking of such action and shall use its best efforts to minimize interference and disturbance of the Landlord's and the other tenants' and occupants' use and enjoyment of the Building, Land and buildings adjacent thereto in the taking of such action.

If the Tenant breaches the obligations stated above or if the presence of Hazardous Materials brought upon, kept or used on the Demised Premises or any other part of the Building by the Tenant results in contamination of the Demised Premises, the Land or any other property whether or not owned or controlled by Landlord, then the Tenant at Tenant's expense, shall indemnify, protect, defend, save and hold harmless the Landlord and Landlord's mortgagees from and against any and all claims, demands, losses, expenses, damages, liabilities, fines, penalties, charges, administrative and judicial proceedings and orders, judgments, remedial action requirements, enforcement actions of any kind, and all costs and expenses incurred in connection therewith, including, without limitation, diminution in value of the Building, the Land and the residual estate of the Demised Premises, damages for the loss or restriction on use of rentable or usable space of the Demised Premises, damages arising from any adverse impact on marketing of space in the Building or the Demised Premises or the Land or other buildings of Landlord, costs incurred in connection with any investigation of work required by any federal, state or local governmental agency or political subdivision because of Hazardous Materials in, on, under, or about, emanating from or originating at, the Demised Premises, and sums paid in settlement of claims, attorneys fees, consultant fees and expert fees, damages for the interruption of the Landlord's business, including, lost profits, incidental damages and consequential damages) which arise (prior, during or after the Term) as a result of the Tenant's breach or such contamination directly or indirectly, arising out of (i) the presence in, on, about, under, emanating from or originating at the Demised Premises of any Hazardous Materials brought upon, kept or used in, on, under or about the Demised Premises or the Land by Tenant or its Agents or any releases or discharges of any Hazardous Materials brought upon, kept or used in, on, under or about the Demised Premises or the Land by Tenant or its Agents and (ii) any activity carried on or undertaken on or off the Demised Premises in connection with the handling, treatment, removal, storage, decontamination, cleanup, transport or disposal of any Hazardous Materials brought upon, kept or used in, on, under or about the Demised Premises or the Land by Tenant or its Agents and
(iii) the breach of any provision of this Article 41.

For purposes of this Article 41, Hazardous Materials means and includes (A) radioactive materials, biological or medical waste or contaminants, and (B) any hazardous or toxic waste, substance or material defined as such in: (i) the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C.
Section 9601, et seq., as amended, (ii) any so-called "Superfund" or "Superlien" law, or (iii) any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing standards of conduct or liability concerning, any hazardous, toxic, dangerous, or unsafe waste, substance or material, whether now or hereafter in effect.

                         ARTICLE 42. PRIME GROUND LEASE.

It is understood and agreed by Tenant that Landlord, as head tenant, is leasing the Demised Premises and the Land under a lease (the "Prime Lease") with the County of Monroe Industrial Development Agency and that all rights of Tenant hereunder is subject to the Prime Lease. Landlord represents that nothing herein is inconsistent with any provision of the Prime Lease.

                           ARTICLE 43. OPTION PERIOD.

Provided that Tenant is in possession and no default or breach hereunder by Tenant has occurred, Tenant shall have the right and option to extend the Lease term for one (1) additional term of three (3) years. Such renewal shall be upon all of the same terms and conditions contained in this Lease for the lease term, but subject to an adjustment of Minimum Rent as provided in Exhibit "C". Such option to extend shall be exercised, if at all, by Tenant giving written notice to

Landlord of such extension at the later of (i) one year prior to the end of the then existing term or (ii) thirty (30) days after notice from Landlord to Tenant given no earlier than fourteen (14) months prior to the end of the then existing term. This option is granted to Tenant only and shall not be exercised by Tenant on behalf of any third party or by any assignee of this Lease.

IN WITNESS WHEREOF, and intending to be legally bound hereby, the Landlord and Tenant have caused this Lease to be signed and sealed as of the day and year first above written.

                                 LANDLORD:

                                 CARLSON PARK ASSOCIATES,
                                 a New York general partnership

                                 By:
                                    -------------------------------------



                                 TENANT:

                                 GORDON S. BLACK CORPORATION,
                                 a New York corporation

                                 By:
                                    -------------------------------------


ATTEST:

                                    EXHIBIT A

                       [Map of Carlson Park Building 10-1]

                                    EXHIBIT B

                      [Diagram of occupancy and Parking at
                           Carlson Park Building 10-1]

                                    EXHIBIT C

                                 ARTICLE 2. TERM


Early termination under Article 2. Term.


                              Year                Amount
                              ----                ------

                               6                 $117,000

                               7                   90,000

                               8                   65,250

                               9                   33,750



Gordon S. Black                                                    June 19, 1998
Carlson Park - Bldg 10-1

                                    EXHIBIT D

                             ARTICLE 3. MINIMUM RENT


Minimum rent, years 1-10, $150,000 annual, payable $12,500 monthly, fully net. Option period: $165,000 annual, payable $13,750 monthly, fully net.






















Gordon S. Black                                                    June 19, 1998
Carlson Park - Bldg 10-1

                                    EXHIBIT E

                                ARTICLE 9. SIGNS

Tenant agrees to provide signage and canopy at its expense.






















Gordon S. Black                                                    June 19, 1998
Carlson Park - Bldg 10-1

                                    EXHIBIT F

                     ARTICLE 8. DELIVERY OF DEMISED PREMISES


Landlord will provide premises in accordance with specifications prepared by Stuart Chait, Sr., Architect, and plans and specifications provided by David Senise of Spectrum Design Group. The current draft budget for the space improvements (attached) exceeds the original anticipated aggregate contribution by both parties. Carlson Park will contribute on a shared equal basis with Gordon S. Black up to $250,000 or a total shared aggregate of $500,000. Any additional funding requirements to be Carlson Park's responsibility. During the interim period of lease execution and award of contracts, value engineering and specifications will be reviewed by Gordon S. Black, Carlson Park, Spectrum Design, and Tyra Associates. All final specification decisions rest with Gordon Black. Any change orders issued for additional work after award to be Gordon Black's responsibility.

The time-frame required for construction is anticipated to 100 +/- 20 days. Progress payments will be required and paid equally by both parties.






















Gordon S. Black                                                    June 19, 1998
Carlson Park - Bldg 10-1

                                 GORDON S. BLACK
                          CARLSON PARK - BUILDING 10-1

                                BUILD-OUT BUDGET
                             ATTACHMENT TO EXHIBIT F

----------------------------- ----------------------- ------------------- ------------------
Tyra's 6/5/98 bid                                                                   321,824
----------------------------- ----------------------- ------------------- ------------------
Exclusions:
----------------------------- ----------------------- ------------------- ------------------
Window Treatment (allowance)                                       1,000
----------------------------- ----------------------- ------------------- ------------------
Millwork (allowance)                                               3,000
----------------------------- ----------------------- ------------------- ------------------
Life safety (allowance)                                            6,000
----------------------------- ----------------------- ------------------- ------------------
Data                                                  Tenant
----------------------------- ----------------------- ------------------- ------------------
UPS                                                   Tenant
----------------------------- ----------------------- ------------------- ------------------
                              Subtotal                                               10,000
----------------------------- ----------------------- ------------------- ------------------


----------------------------- ----------------------- ------------------- ------------------
Owner Allowances:                                                  4,800
----------------------------- ----------------------- ------------------- ------------------
Utility separate                                                   4,000
----------------------------- ----------------------- ------------------- ------------------
Dumpsters                                                          4,000
----------------------------- ----------------------- ------------------- ------------------
Permit-arch                                                        2,500
----------------------------- ----------------------- ------------------- ------------------
Permits                                                            3,765
----------------------------- ----------------------- ------------------- ------------------
Remediation                                                        4,000
----------------------------- ----------------------- ------------------- ------------------
Laborer                                                            3,200
----------------------------- ----------------------- ------------------- ------------------
                              Subtotal                                               26,265
----------------------------- ----------------------- ------------------- ------------------


----------------------------- ----------------------- ------------------- ------------------
Site Work
----------------------------- ----------------------- ------------------- ------------------
Landscape (allowance)                                              1,000
----------------------------- ----------------------- ------------------- ------------------
Parking                                                           20,250
----------------------------- ----------------------- ------------------- ------------------
Outside lighting (allowance)                                       1,000
----------------------------- ----------------------- ------------------- ------------------
Awning                                                Tenant
----------------------------- ----------------------- ------------------- ------------------
                              Subtotal                                         22,250
----------------------------- ----------------------- ------------------- ------------------

----------------------------- ----------------------- ------------------- ------------------
A/C Heat Pump systems (est)                                                         150,000
----------------------------- ----------------------- ------------------- ------------------

----------------------------- ----------------------- ------------------- ------------------
Contingency (7%)                                                                     33,624
----------------------------- ----------------------- ------------------- ------------------

----------------------------- ----------------------- ------------------- ------------------
                                Total:                                              563,963
----------------------------- ----------------------- ------------------- ------------------


Gordon S. Black                                                    June 19, 1998
Carlson Park - Bldg 10-1

                                    EXHIBIT G

                             ARTICLE 15. MAINTENANCE


Tenant shall pay proportionate share of taxes and CAM, with the exception that Tenant shall be responsible for replacing light bulbs within its demised premises. Tenant's proportionate share shall be 1.875%. The same percentage will apply to taxes, which represents the proportionate share of the Tenant's Demised Premises to the total area of the facility.





















Gordon S. Black                                                    June 19, 1998
Carlson Park - Bldg 10-1

                       FIRST AMENDMENT TO LEASE AGREEMENT

                             CARLSON PARK ASSOCIATES
                                100 Carlson Road
                            Rochester, New York 14610

                                       and

                            HARRIS INTERACTIVE, INC.
                               135 Corporate Woods
                            Rochester, New York 14623

For the purposes of modifying the Lease Agreement dated July 1, 1998, with respect to space located at 70 Carlson Road, Rochester, New York 14610, the parties thereto hereby agree to the following:

1. BINDING EFFECT: IT IS NOTED AND AGREED THAT HARRIS INTERACTIVE, INC. IS THE LEGAL SUCCESSOR TO GORDON S. BLACK CORPORATION AND HARRIS BLACK INTERNATIONAL, LTD. AND AS SUCH INHERITS ALL RIGHTS AND DUTIES PREVIOUSLY INCUMBENT UPON GORDON S. BLACK CORPORATION AND HARRIS BLACK INTERNATIONAL, LTD. THIS FIRST AMENDMENT TO THE LEASE AGREEMENT AND THE AGREEMENT SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF THE PARTIES HERETO, THEIR SUCCESSORS AND ASSIGNS.

2. ENTIRE AGREEMENT: THIS FIRST AMENDMENT TO LEASE AGREEMENT, INCLUDING THE OTHER DOCUMENTS REFERRED TO HEREIN WHICH FORM A PART HEREOF, CONTAINS THE ENTIRE UNDERSTANDING OF THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF. THIS AGREEMENT SUPERSEDES ALL PRIOR AGREEMENTS AND UNDERSTANDINGS BETWEEN THE PARTIES WITH RESPECT TO SUCH SUBJECT MATTER. THIS AGREEMENT MAY NOT BE MODIFIED OR AMENDED EXCEPT BY WRITTEN AGREEMENT SIGNED BY ALL THE PARTIES HERETO.

3. ADDITIONAL SPACE: Approximately Ten Thousand Six Hundred (10,600) square feet as shown by Exhibit "H" is added to Tenant's space. The additional space is immediate and above the original space as shown in Exhibit "A" of the Lease Agreement

4.    COMMENCEMENT DATE: July 1,1999.

5. AMENDMENT TERM: The initial term shall be two (2) years through June 30, 2001.

6. ADDITIONAL MONTHLY RENT: Seven Thousand Sixty-Six dollars and 67/100 ($7066.67) due and payable each month from the commencement date through June 30, 2001.

7. RENEWAL OPTIONS: Tenant shall have renewal options for this additional space. The renewal options are as follows:

      1st option period: July 1, 2001 through October 31, 2003 for a 1st option term of two (2) years four (4) months.

      2nd through 5th:   Commencing on November 1, 2003, and option
                         periods: ending on October 31st of each year, Tenant shall have four (4) successive renewal options.

The above renewal options are contingent with the Tenant being in possession of the space described by Exhibit "A" of the Lease Agreement. All of the above option renewals will be automatically in effect unless the Tenant renders a minimum of six (6) months notice prior to the then current additional space expiration of its intent to discontinue use of the space. Additional base monthly rent for all of the option periods shall be the amount as contained in paragraph four (4) above.

8. PARKING: Tenant shall have use of up to an additional 100 car parking spaced in common with others as shown on attached Exhibit "I".

9. TERMS AND CONDITIONS: All other terms and conditions of the Lease Agreement to remain the same except the pro rata share as contained in Exhibit "G" shall be increased to 3.4%.

10. LANDLORD WORK: Tenant accepts the additional space on an "as is" basis except that the landlord will accomplish the following work prior to the commencement date:

      A. Rework finishes in common ingress hallway and stairwell to the additional space TO THE SATISFACTION OF TENANT.

      B. Rework finishes in common hall to common rest rooms and replace ceiling tile in men's rest room TO THE SATISFACTION OF TENANT.

      C. Remove existing cafeteria serving line and trade passthroughs in north demising wall.

11. TENANT WORK: Tenant, at Tenant's sole expense, shall award to William R. Tyra & Associates, Inc., General Contractor, and ISAAC Heating & Air Conditioning, Inc., Mechanical Contractor, contracts for work as shown by Spectrum Design drawings dated XXXXX XX, XXXX. All required permits, permit fees and permit requirements to be Tenant's responsibility. The above contractors and any other direct subcontractors to provide insurance certificates to Tenant and Landlord showing minimum liability coverage of Two Million Dollars ($2,000,000) and Worker's Compensation coverage.

      Landlord may from time to time during construction phase make work related rules, if necessary, as to project impact on other Tenants. All utility separations for the space will be under direction of the Landlord and will be scheduled as a priority for completion. At expiration of term, Landlord will accept the space back in the then improved condition.

12. ADDITIONAL OPTION PERIOD: If Tenant is still in possession of this additional space through all its option renewals and desires to continue an additional option period as contained in ARTICLE 43 of the Lease Agreement, then the rents as contained in Exhibit "D" shall be changed to Two Hundred Fifty-Eight Thousand Two Hundred Dollars ($258,200) annually, payable Twenty-One Thousand Five Hundred Sixteen Dollars and 67/100 ($21,516.67) monthly, fully net.

                       SECOND AMENDMENT TO LEASE AGREEMENT

                             CARLSON PARK ASSOCIATES
                                100 Carlson Road
                            Rochester, New York 14610

                                       and

                            HARRIS INTERACTIVE, INC.
                               135 Corporate Woods
                            Rochester, New York 14623

For the purposes of modifying the Lease Agreement dated July 1, 1998, and lst Amendment to Lease dated XXXX XX, XXXX with respect to space located at 70 Carlson Road, Rochester, New York 14610, the parties thereto hereby agree to the following:

1. BINDING EFFECT: IT IS NOTED AND AGREED THAT HARRIS INTERACTIVE, INC. IS THE LEGAL SUCCESSOR TO GORDON S. BLACK CORPORATION AND HARRIS BLACK INTERNATIONAL. LTD. AND AS SUCH INHERITS ALL RIGHTS AND DUTIES PREVIOUSLY INCUMBENT UPON GORDON S. BLACK CORPORATION AND HARRIS BLACK INTERNATIONAL. LTD. THIS SECOND AMENDMENT TO THE LEASE AGREEMENT AND THE AGREEMENT SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF THE PARTIES HERETO, THEIR SUCCESSORS AND ASSIGNS.

2. ENTIRE AGREEMENT: THIS SECOND AMENDMENT TO LEASE AGREEMENT. INCLUDING THE OTHER DOCUMENTS REFERRED TO HEREIN WHICH FORM A PART HEREOF, CONTAINS THE ENTIRE UNDERSTANDING OF THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF THIS AGREEMENT SUPERSEDES ALL PRIOR AGREEMENTS AND UNDERSTANDINGS BETWEEN THE PARTIES WITH RESPECT TO SUCH SUBJECT MATTER. THIS AGREEMENT MAY NOT BE MODIFIED OR AMENDED EXCEPT BY WRITTEN AGREEMENT SIGNED BY ALL THE PARTIES HERETO.

3.    ADDITIONAL SPACE:

      A. Approximately Five Thousand Two Hundred (5,220) square feet as shown by Exhibit "J" is added to Tenant's space. The additional space is immediate and above the original space as shown in Exhibit "A" of the lease agreement and north of the space as shown in Exhibit "H" of the lst Amendment to Lease.

      B. APPROXIMATELY SEVEN THOUSAND (7,000) SQUARE FEET AS SHOWN BY EXHIBIT "L" IS ADDED TO THE TENANT'S SPACE. THE ADDITIONAL SPACE IS IMMEDIATELY SOUTH OF AND IS ON THE SAME LEVEL AS SHOWN IN EXHIBIT "A" OF THE LEASE AGREEMENT.

4.    COMMENCEMENT DATE: August 1, 1999

5. AMENDMENT TERM: The initial term shall be twenty-three (23) months through June 30, 2001.

6. ADDITIONAL MONTHLY RENT: Three Thousand Four Hundred and Eighty dollars ($3480.00) due and payable each month from the commencement date through June 30, 2001.

7. RENEWAL OPTIONS: Tenant shall have renewal options for this additional space. The renewal options are as follows:

       1st option period:  July 1, 2001 through October 31, 2003
                           for a 1st option term of two (2) years four
                           (4) months.

       2nd through 5th     Commencing with November 1, 2003,
       option periods:     and ending on October 31st of each
                           year, Tenant shall have four (4)
                           successive renewal options.

The above renewal options will automatically become effective if tenant exercises it's renewal option(s) as contained in the 1st Amendment to Lease. Additional base monthly rent for all of the option periods shall be the amount as contained in paragraph four (4) above.

8. PARKING: Tenant shall have use of up to an additional 50 car parking spaces in common with others as shown on attached Exhibit "K".

9. TERMS AND CONDITIONS: All other terms and conditions of the Lease Agreement and 1st Amendment to THE Lease AGREEMENT to remain the same except the pro rata share as contained in Exhibit "G" shall be increased to 4.05%.

10. LANDLORD WORK: Tenant accepts the additional space on an "as is" basis except that the landlord will provide for a TWENTY-FIVE Thousand Dollar ($25,000) contribution towards Tenant's make-ready BUILDOUT,

11. Landlord hereby agrees to do any and all construction, facility changes or any other type of alteration to the leased space and the common areas required for ingress and egress thereto required for accessibility to the leased space designated in this Amendment that is required for full and complete compliance with the Americans with Disability Act signed into law on July 26, 1990 and any and all current amendments thereto.

12. TENANT WORK: Tenant, at Tenant's sole expense, shall award to William R. Tyra & Associates, Inc., General Contractor, and ISAAC Heating & Air Conditioning, Inc., Mechanical Contractor, OR OTHER SUBSTITUTE OR ADDITIONAL CONTRACTORS AT TENANT'S SOLE DISCRETION, contracts for work as shown by Spectrum Design drawings dated XXXXX XX, XXXX. All required permits, permit fees and permit requirements to be Tenant's responsibility. The above contractors and any other direct subcontractors to provide insurance certificates to Tenant and Landlord showing minimum liability coverage of Two Million Dollars ($2,000,000) and Worker's Compensation coverage. Landlord may from time to time during construction phase make work related rules, if necessary, as to project impact on other Tenants. All utility separations for the space will be under direction of the Landlord and will be scheduled as a priority for completion. At expiration of term, Landlord will accept the space back in the then improved condition.

13. ADDITIONAL OPTION PERIOD: If Tenant is still in possession of this additional space through all its option renewals and desires to continue an additional option period as contained in ARTICLE 43 of the Lease Agreement, then the rents as contained in Exhibit "D" shall be changed to Three Hundred Four Thousand, One Hundred Dollars ($304,100) annually, payable Twenty-Five Thousand Three Hundred Forty One Dollars and 67/100 ($25,341.67) monthly, fully net.